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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                           INSIGNIA PROPERTIES TRUST
             (Exact Name of Registrant as Specified in Its Charter)

                  MARYLAND                             57-1045190
(State of Incorporation or Organization)  (I.R.S. Employer Identification No.)

 ONE INSIGNIA FINANCIAL PLAZA, P.O. BOX 19059, GREENVILLE, SOUTH CAROLINA 29602
              (Address of Principal Executive Offices) (Zip Code)

If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective upon filing pursuant to General Instruction A.(c), please check the following box [X]

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is to become effective pursuant to General Instruction A.(d), please check the following box [ ]


        Securities to be registered pursuant to Section 12(b)of the Act:

      Title of Each Class                 Name of Each Exchange on Which
      to be so Registered                 Each Class is to be Registered
      -------------------                 ------------------------------

      Common Shares                       American Stock Exchange
      of Beneficial Interest,
      Par Value $.01 Per Share


       Securities to be registered pursuant to Section 12(g) of the Act:

                                      NONE



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ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

The material set forth in the section captioned "Description of Shares of Beneficial Interest of IPT" in the Registrant's Registration Statement on Form S-4 (Registration No. 333-53815), filed with the Securities and Exchange Commission on May 28, 1998, as amended, is incorporated herein by reference.


ITEM 2.  EXHIBITS.

Exhibit No.        Description
-----------        -----------

      1 Third Amended and Restated Declaration of Trust of Insignia Properties Trust ("IPT") (filed as Exhibit
                   3.1 to IPT's Registration Statement on Form S-4 (Registration No. 333-53815), filed on May 28, 1998 (the "Registration Statement") and incorporated herein by reference).

      2 Bylaws of IPT (filed as Exhibit 3.2 to the Registration Statement and incorporated herein by reference).

      3 Specimen Certificate for Common Shares of beneficial interest, par value $.01 per share, of IPT (filed as Exhibit 4 to the Registration Statement and incorporated herein by reference).

     4 Prospectus of IPT (filed as part of the Registration Statement and incorporated herein by reference).


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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                    INSIGNIA PROPERTIES TRUST



Date:    June 1, 1998               By:  /s/ Jeffrey P. Cohen
                                         --------------------
                                          Jeffrey P. Cohen
                                          Senior Vice President and Secretary